Exhibit 99.1

MedMen Announces Non-Brokered Private Placement to Drive Fenway and San Francisco Store Openings

05/17/2021

LOS ANGELES--(BUSINESS WIRE)-- MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), is pleased to announce the closing of the sale of USD$10.0 million of units ("Units") at a purchase price of USD$0.32 per Unit (the “Private Placement”). Each Unit consists of one Class B subordinate voting share (each, a "Share") and one share purchase warrant (each, a "Warrant"). Each Warrant permits the holder to purchase one Share for a period of three years from the date of issuance at an exercise price of USD$0.352 per Share.

“As we accelerate construction for new store openings in our Fenway and two San Francisco locations we are repositioning our narrative from one of turnaround to one of growth,” said Tom Lynch, Chairman and Chief Executive Officer of MedMen. “We just announced our third consecutive quarter of positive retail cash flow, as previously defined, and our new locations perfectly encapsulate what the new MedMen story is about: a capital disciplined approach to world-class locations, superior customer experience and selection, but also a new commitment to the communities we are serving.”

As previously disclosed, the Company anticipates opening its Fenway location late summer or early fall 2021 and its two San Francisco, CA locations fall 2021.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The securities being offered have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act, and applicable state securities laws. As part of the transaction, the Company has agreed to file a resale registration statement on Form S-1 with the Securities and Exchange Commission within 20 days of the closing to register the resale of the Shares and Shares underlying the Warrants issued in the Private Placement.

About MedMen

MedMen is a premier American cannabis retailer with an operational footprint in prime locations throughout California, Nevada, Illinois, Arizona, Massachusetts and Florida. MedMen offers a robust selection of high-quality products, including MedMen-owned brand MedMen Red through its premium retail stores, proprietary delivery service, as well as curbside and in-store pick up. MedMen Buds, our industry-first loyalty program, provides our VIP customers premier access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier and happier. Learn more about MedMen at www.medmen.com.

Cautionary Note Regarding Forward-Looking Information and Statements:

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of MedMen’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “plans”, “intends”, “anticipates”, “projects” or variations of words and phrases implying that certain actions, events or results “may”, “could”, “would”, “might”, “will be taken”, “will continue”, “will occur” or “will be achieved” or by discussion of strategy. Forward-Looking Statements include estimates, plans, expectations, opinions, forecasts, projections, targets, guidance or other statements that are not statements of historical fact.

Forward-Looking Statements include, but are not limited to, statements with respect to uses of the proceeds from the Private Placement; expanding the Company’s operations in Florida; the ability to expand and increase utilization of existing production facilities in Florida; to increase annual cultivation capacity as planned; increase manufacturing capacity; the introduction of new products such as Mary’s Medicinals and Dixie Brands; expectations of opening additional operational stores in Florida within the next year; and opening additional locations in Massachusetts, Illinois and California.

Certain of the Forward-Looking Statements contained herein concerning the industries in which we conduct our business are based on estimates prepared by us using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which we conduct our business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

Forward-looking information and statements are not based on historical facts but instead are based on assumptions, estimates, analysis and opinions of management of the Company at the time they were provided or made in light of its experience and its perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances, including: (i) improved operations at the Company’s Eustis cultivation and manufacturing facility that are projected to allow sufficient supply for up to 15 stores given current revenue and trends; (ii) successfully renovating two existing greenhouses to increase space utilization and add additional environmental controls; (iii) renovating a processing building, expanding a starter greenhouse and adding a harvest building to increase cultivation; (iv) scaling manufacturing capabilities alongside the yield increases; (v) increasing store product offerings through the expansion; (vi) ability to effectively deal with the restrictions, limitations and health issues presented by the COVID-19 pandemic; (vii) management’s perceptions of historical trends, current conditions and expected future developments; (viii) development costs remaining consistent with budgets, (ix) the ability to manage anticipated and unanticipated costs; (x) achieving the anticipated results of the Company’s strategic plans; (xi) obtaining and maintaining all required licenses, approvals and permits; (xii) favorable production levels and sustainable costs; (xiii) general economic, financial market, regulatory and political conditions in which we operate; (xiv) consumer interest in our products and products of other brands that we offer in our stores; (xv) competition; (xvi) government regulation of our activities and products including, but not limited, to the areas of taxation and environmental protection; (xvii) our ability to conduct operations in a safe, efficient and effective manner; and (xviii) other considerations that management believes to be appropriate in the circumstances.

By their nature, Forward-Looking Statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the Forward-Looking Statements in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees, and other persons authorized to speak on our behalf. Such factors include, without limitation, uncertainties associated with the COVID-19 pandemic, including our ability to effectively deal with the restrictions, limitations and health issues presented by the COVID-19 pandemic; the inability to raise necessary or desired funds to achieve our strategic business plan; the inability to consummate proposed dispositions and the inability to obtain required regulatory approvals and third-party consents and the satisfaction of other conditions to the consummation of the proposed dispositions on the proposed terms and schedule; the inability to effectively manage growth; inputs, suppliers and skilled labor being unavailable or available only at uneconomic costs; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws generally and adverse future legislative and regulatory developments involving medical and recreational marijuana; the risks of operating in the marijuana industry in the United States, and those other risk factors discussed in MedMen’s Form 10 (as amended), and other continuous disclosure filings, all available under MedMen’s profile on www.sedar.com and at www.sec.gov.

Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. Should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected.

The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and MedMen does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Forward-looking statements contained in this news release are expressly qualified by this cautionary note.

Media Contact
Tracy McCourt
MedMen
Chief Revenue Officer
Email: communications@medmen.com

Investor Relations Contact
Reece Fulgham
MedMen
Chief Financial Officer
Email: investors@medmen.com

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